NOTE PURCHASE AGREEMENT

     NOTE PURCHASE AGREEMENT, dated as of December 21, 2005, by and among Integrated Technologies & Systems, Inc., a British Virgin Islands company ("Seller"), Sigma Opportunity Fund, LLC, a Delaware limited liability company ("Purchaser"), and Integrated Data Corp., a Delaware corporation ("IDC").

     WHEREAS, Seller is the beneficial owner of a Promissory Note (the "Note"), dated February 1, 2005, in the aggregate principal amount of $600,000, which
Note is convertible into 7,500,000 shares (the "Datawave Shares") of common stock ("Common Stock") of Datawave Systems Inc. (the "Company");

     WHEREAS, IDC, an affiliate of the Company, acquired the Note from the Company for investment without a view to distribution in partial consideration of the termination of a license to certain of the intellectual property of the Company;

     WHEREAS, Seller, an affiliate of IDC, acquired the Note from IDC for investment without a view to distribution in consideration of the repayment of certain loans made from Seller to IDC;

     WHEREAS, subsequent to the acquisition of the Note by Seller from IDC, the Company requested Seller to transfer the Note to Purchaser;

     WHEREAS, Seller and IDC believe that it is in the best interest of the Company, IDC and Seller to transfer the Note to Purchaser;

     WHEREAS, the Seller now desires to sell to Purchaser and Purchaser desires to purchase from the Seller the Note on the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1.  Sale of Note.
            ------------

     1.1. Sale and Purchase of Note. At the Closing,  upon the terms and subject
          -------------------------
to the conditions contained in this Agreement, Seller shall sell to Purchaser and Purchaser shall purchase from Seller all right, title and interest in and to the Note for a purchase price of ONE MILLION FIVE HUNDRED THOUSAND ($1,500,000) DOLLARS (the "Purchase Price"). In the event that the Datawave Shares become registered for resale by Purchaser, Purchaser shall pay to Seller an additional $475,000 within twenty days after the effectiveness of the registration statement registering such shares for resale (the "Contingent Purchase Price")

     1.2.  Closing.  The closing of the sale and purchase of the Note shall take
           -------
place simultaneously with the execution and delivery of this Agreement at the offices of Moomjian & Waite, LLP at 100 Jericho Quadrangle, Jericho, New York 11753, or at such other time and place as Purchaser and Seller shall mutually agree (the "Closing").

1.3. Deliveries at the Closing. At the Closing:
     -------------------------

     (a) Purchaser shall deliver the Purchase Price to Seller by wire transfer to such account as Seller may designate to Purchaser prior to the Closing.

     (b) Seller shall deliver to Purchaser (i) the Note, together with an assignment thereof assigning the Note to Purchaser, and (ii) an opinion of Seller's counsel as to the availability of an exemption from the registration requirements under the Securities Act of 1933 (the "Securities Act") in the form mutually agreed.

     (c) The Company and Purchaser shall execute and deliver a Registration Rights Agreement (the "Registration Rights Agreement") in the form mutually agreed.

Section 2.  Representations and Warranties of Purchaser.
            -------------------------------------------

     Purchaser hereby represents and warrants to Seller as follows:

     2.1.  Authorization.  Purchaser  has  all  requisite  corporate  power  and
           -------------
authority to execute, deliver and perform this Agreement and the transactions contemplated hereby, and the execution, delivery and performance by Purchaser of this Agreement has been duly authorized by all requisite action by Purchaser and this Agreement, when executed and delivered by Purchaser, constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     2.2. Investment  Representations.  Purchaser hereby represents and warrants
          ---------------------------
to Seller as follows:

          (a) Available Information.  Purchaser acknowledges that it is familiar
              ---------------------
with the business, management, operations, financial condition and affairs of the Company and is therefore able to evaluate the merits and risks of a purchase of the Note.

          (b) Restricted Securities. Purchaser understands and agrees that, when
              ---------------------
acquired by the Purchaser pursuant to the Agreement, the Note will be restricted within the meaning of the Securities Act, and may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

          (c) Legend.  Purchaser  understands and acknowledges that the Note and
              ------
the certificates representing the Datawave Shares upon conversion of the Note shall bear a legend substantially as follows until (i) such securities shall have been registered under the Act; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

          "THE   SECURITIES REPRESENTED  BY  THIS  INSTRUMENT HAVE  NOT BEEN
          BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS

          AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES SECURITIES LAWS, OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

          (d) Investment.  The Note and, until  effectiveness  of a registration
              ----------
statement registering the Datawave Shares for resale by Purchaser, any Datawave Shares to be acquired by Purchaser, will be acquired for investment purposes only for Purchaser's own account and not with a view to the distribution thereof.

          (e) Accredited Investor. Purchaser is an "Accredited Investor" as that
              -------------------
term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Purchaser is able to bear the economic risk of the purchase of the Note pursuant to the terms of this Agreement, including a complete loss of Purchaser's investment in the Note.

          (f) Financial  Experience.  The Purchaser represents that by reason of
              ---------------------
Purchaser's business or financial experience or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by either Seller or the Company or any affiliate or selling agent of either Seller or the Company, directly or indirectly, Purchaser has the capacity to protect Purchaser's own interests in connection with the transactions contemplated by this Agreement.

     Purchaser understands that the foregoing representations and warranties are to be relied upon by Seller as a basis for exemption of the sale of the Note under the Securities Act and under the securities laws of all applicable states and for other purposes. Purchaser warrants that the information provided to Seller is true and correct as of the date hereof.

Section 3.  Representations  and  Warranties  and  Covenants  of Seller and IDC.
            -------------------------------------------------------------------

     Seller and IDC hereby jointly and severally represent, warrant and covenant to Purchaser as follows:

     3.1.  Ownership of Note.  The Note is solely owned by Seller,  beneficially
           -----------------
and of record, free and clear of any and all liens, encumbrances, claims, charges and assessments, and Seller has the full and sole right, power and authority to sell, transfer and deliver the Note. The Note is not subject to any options or contractual restrictions with respect to transferability.

     3.2. Authorization.  Seller and IDC each have all requisite corporate power
          -------------
and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby, and the execution, delivery and performance by Seller and IDC of this Agreement has been duly authorized by all requisite action by Seller and IDC and this Agreement, when executed and delivered by Seller and IDC, constitutes a valid and binding obligation of Seller and IDC, enforceable against Seller and IDC in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     3.3. Approvals and Consents. No action, approval, consent or authorization,
          ----------------------
including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau, or instrumentality is necessary or required as to Seller or IDC in order to constitute this Agreement as a valid, binding and enforceable obligation of Seller and IDC in accordance with its terms.

     3.4 Board of  Directors.  It is  contemplated  that a designee of Purchaser
         -------------------
will be nominated to the Board of Directors of the Company. IDC and Seller acknowledge that, absent a reasonable basis to vote otherwise, each will vote the shares of Common Stock held by them in favor of the nominees to the board of directors recommended by management of the Company.

     3.5 Guarantee.  In the event that the Note is for any reason required to be
         ---------
transferred back to Seller or the Datawave Shares underlying the Note for any reason unable to be registered for resale by Purchaser, IDC, or another party designated by IDC and acceptable to Purchaser, shall transfer or cause to be transferred to Purchaser 7,500,000 shares of Common Stock (subject to adjustment for stock splits, stock dividends, reorganizations and the like) which may be transferred to Purchaser pursuant to an appropriate exemption under the Securities Act and that may be registered for resale by Purchaser. Upon such transfer of shares, Purchaser shall transfer the Note back to Seller. The party transferring such shares, if other than Seller, shall be entitled to receive from Seller a proportionate amount of the Purchase Price paid by Purchaser to Seller and the Contingent Purchase Price to be paid by Purchaser. IDC agrees that, until such time as the Datawave Shares are registered for resale by Purchaser, it shall retain a minimum of 7,500,000 shares of Common Stock (subject to adjustment as provided above) that would be so transferable to Purchaser.

     3.6  Registration  Expenses.  Seller  agrees  that it shall  pay all of the
          ----------------------
out-of-pocket expenses of the Company incurred in connection with preparation and filing of the registration statement to be filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto.

Section 4. Indemnification.
           ---------------

          (a) Seller and IDC agree to indemnify and hold harmless Purchaser (and its officers, employees, partners, agents, affiliates and controlling parties) from and against any and all losses, liabilities, damages, claims, suits, actions, judgments or causes of action, assessments, costs and expenses, including without limitation interest, penalties, reasonable attorneys' fees, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation, asserted against, resulting to, imposed upon, or incurred or suffered by Purchaser, as a result of third party claims resulting or arising from any inaccuracy in or breach or nonfulfillment of or any alleged inaccuracy in or breach or nonfulfillment of any of the representations, warranties, covenants or agreements made by Seller or IDC in this Agreement; provided, however, that the indemnity agreement contained in
                    --------  -------
this  Subsection  4(a) shall not apply to amounts paid in settlement of any such
      ----------------
loss, claim, damage, liability, or action if such settlement is effected without the consent of Seller or IDC (which consent shall not be unreasonably withheld, conditioned or delayed).

          (b) Purchaser agrees to indemnify and hold harmless Seller and IDC (and its officers, employees, partners, agents, affiliates and controlling parties) from and against any and all losses, liabilities, damages, claims, suits, actions, judgments or causes of action, assessments, costs and expenses, including without limitation interest, penalties, reasonable attorneys' fees, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation, asserted against, resulting to, imposed upon, or incurred or suffered by Seller or IDC as a result of third party claims resulting or arising from any inaccuracy or any alleged inaccuracy in or breach or nonfulfillment of any of the representations, warranties, covenants or agreements made by the Purchaser in this Agreement, provided, however, that the indemnity agreement contained in this Subsection 4(b) shall not apply to amounts paid in settlement
                   ---------------
of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed).

Section 5.   Brokers and Finders.
             --------------------

     No party hereto shall be obligated to pay any commission, brokerage fee or finder's fee based on any alleged agreement or understanding between any such party and a third person in respect of the transactions contemplated hereby. Each party hereto hereby agrees to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between such party and such third person, whether express or implied from the actions of such party.

Section 6.   Recitals Incorporated.
             ---------------------
     The recitals of this Agreement are incorporated herein by this reference and made a material part of this Agreement. IDC and Seller severally covenant, as such recitals relate to them, that the recitals are a true and complete description of the events leading to the sale of the Note hereunder.

Section 7.   Successors and Assigns.
             ----------------------

     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.   Entire Agreement.
             ----------------

     This Agreement, including any and all exhibits and schedules hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

Section 9.   Notices.
             -------

     All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

          (a) if to Purchaser, to:

                         Sigma Opportunity Fund, LLC
                         c/o Sigma Capital Advisors, LLC
                         800 Third Avenue
                         Suite 1701
                         New York, New York 10022
                         Telecopier: (212) 937-3558
                         Attention: Thom Waye

                         with a copy to:

                         Moomjian & Waite, LLP
                         100 Jericho Quadrangle
                         Suite 225
                         Jericho, NY 11753
                         Telecopier: (516) 937-5050
                         Attention: Kevin W. Waite, Esq.

          (b) if to Seller, to:

                         Integrated Technologies & Systems Ltd.
                         The London Representatives Offices
                         Sungold Administration, Suite 4, 1st Floor,
                         4 Morie Street
                         London. SE18 1SL. United Kingdom
                         Telecopier:  44 20 8875 1856
                         Attention : John Faraday

                         with a copy to:

                         Anslow & Jaclin, LLP
                         195 Route 9 South, Suite 204

                         Manapalan, NJ 07726
                         Telecopier:  (732) 577-1188
                         Attention:  Gregg Jaclin, Esq.

          (c) If to IDC, to:

                         Integrated Data Corp.
                         220 Commerce Drive, Suite 300
                         Fort Washington, PA  19034-2411
                         Telecopier:  484-212-4141
                         Attention:  David C. Bryan

or to such other address as the party to whom notice is to be given may have furnished to the other parties to this Agreement in writing in accordance with the provisions of this Section. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

Section 10.  Amendments.
             ----------

     This Agreement may not be modified or amended, or any of the provisions of this Agreement waived, except by written agreement of all parties hereto.

Section 11.  Governing  Law; Waiver of Jury Trial.
             ------------------------------------

               (a) All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

               (b) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

Section 12.  Submission to Jurisdiction.
             --------------------------

     Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York and the United States of America located in the City of New York, New York and, by execution and delivery of this Agreement, the parties hereby accept for themselves and in respect of their properties, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereby irrevocably waive, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. The parties hereby irrevocably consent to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to them at the address set forth herein.

Section 13.  Severability.
             ------------

     It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 14.  Counterparts.
             ------------

     This Agreement may be executed in any number of counterparts, and each such counterpart of this Agreement shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

Section 15.  Headings.
             --------

     The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 16.  Expenses.
             --------

     Each party hereto shall pay its own expenses incurred in the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby and thereby, including without limitation expenses for legal and accounting services; provided, however, Seller hereby
                                              --------   -------
agrees to reimburse Purchaser in the amount of $75,000 for its expenses incurred in connection with the purchase of the Note. Such amount may be withheld from the Contingent Purchase Price.

Section 17.  Survival.
             --------

     The warranties, representations, and covenants of Seller, IDC and Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Purchaser or Seller.

Section 18.  Further Assurances.
             ------------------

     From and after the date of this Agreement, the parties agree to execute and deliver any additional documents, instrument and other writings as may be reasonably necessary to effect the transfer of the Note from the Seller to the Purchaser, including any documents required by the Company's counsel.

Section 19.  Preparation of Agreement.
             ------------------------

     Each party to this Agreement acknowledges that: (i) the party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion. Each party further acknowledges that such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was it under any belief or understanding that such legal counsel was representing its interests. Each party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied or otherwise construed against any other party to this Agreement on the basis that such party was responsible for drafting this Agreement.

                                    * * * * *

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Note Purchase Agreement as of the date first written above.


                               INTEGRATED TECHNOLOGIES & SYSTEMS LTD.


                               By:  /s/John Faraday
                                  ------------------------------------
                               Name: John Faraday
                               Title: President & CEO


                               SIGMA OPPORTUNITY FUND, LLC
                               By: Sigma Capital Advisors, LLC, managing member

                               By:/s/Thom Waye
                                  -------------------------------------
                                  Name: Thom Waye
                                  Title: Manager

                               INTEGRATED DATA CORP.


                               By: /s/ David C. Bryan
                                  --------------------------------------
                                  Name: David C. Bryan
                                  Title: President & CEO


                                       10
>